                                                        Exhibit 25(i)-(xii)

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                            /S/ Owsley Brown II
                                                            ------------------
                                                            Owsley Brown II




Date:       March 15, 1994
            --------------



C41027

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                              /S/ John J. Dwyer
                                                              ---------------
                                                              John J. Dwyer




Date:       March 9, 1994
            -------------



C41027

                              POWER OF ATTORNEY
                              -----------------
        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                         /s/Robert M. Gates
                                                         --------------------
                                                         Robert M. Gates




Date:       March 9, 1994
            -------------



C41027

                               POWER OF ATTORNEY
                               -----------------
        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                        /S/ E. Bradley Jones
                                                        ---------------------
                                                        E. Bradley Jones




Date:       March 14, 1994
            --------------



C41027

                               POWER OF ATTORNEY
                               -----------------
        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                          /S/ Dennis W. LaBarre
                                                          ---------------------
                                                          Dennis W. LaBarre




Date:       March 9, 1994
            -------------



C41027

                               POWER OF ATTORNEY
                               -----------------
        KNOW ALL MEN BY THESE PRESENTS, that the undersigned President and Chief Executive Officer and Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven
M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as President and Chief Executive Officer and Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                /S/ Alfred M. Rankin, Jr.
                                                ---------------------
                                                Alfred M. Rankin, Jr.




Date:       March 11, 1994
            --------------



C41027a

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                        /S/ John C. Sawhill
                                                        -----------------------
                                                        John C. Sawhill




Date:       March 9, 1994
            -------------



C41027

                              POWER OF ATTORNEY
                              -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman of the Board and Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in- fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Chairman of the Board and Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                        /s/ Ward Smith
                                                        --------------
                                                        Ward Smith



Date:       March 11, 1994
            --------------



C41027a

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                        /S/ Britton T. Taplin
                                                        -----------------------
                                                        Britton T. Taplin




Date:       March 9, 1994
            -------------



C41027

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                        /S/ Frank E. Taplin, Jr.
                                        -------------------------
                                        Frank E. Taplin, Jr.




Date:       March 9, 1994
            -------------



C41027

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien, Charles A. Bittenbender and Steven M. Billick, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Director of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





                                                        /S/ Richard B. Tullis
                                                        ---------------------
                                                        Richard B. Tullis




Date:       March 9, 1994
            --------------



C41027

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice President and Controller of NACCO Industries, Inc. hereby constitutes and appoints Frank B. O'Brien and Charles A. Bittenbender, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned as Vice President and Controller of NACCO Industries, Inc., a Delaware corporation, an Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                         /S/Steven M. Billick
                                                         --------------------
                                                         Steven M. Billick



Date:        March 11, 1994
             --------------


C41030